UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2026

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1114 Avenue of the Americas, Suite 3020
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

JPMorgan Repurchase Facility

On September 30, 2026, GP Commercial JPM LLC, a wholly owned subsidiary of Granite Point Mortgage Trust Inc. (the “Company”), entered into an amendment (the “MRA Amendment”) to that certain previously disclosed Amended and Restated Uncommitted Master Repurchase Agreement, dated as of July 31, 2026, with JPMorgan Chase Bank, National Association (“JPMorgan”) and the Company entered into an amendment (the “Guarantee Amendment” and, together with the MRA Amendment, the “Facility Amendments”) to that certain previously disclosed Second Amended and Restated Guarantee Agreement, dated as of July 28, 2026, made by the Company in favor of JPMorgan. The Facility Amendments, among other things, (i) increase the maximum facility amount to $727.0 million, (ii) modify the principal payment waterfall mechanics with respect to certain newly added purchased assets and (iii) modify the facility’s “Minimum Interest Expense Coverage Ratio” financial covenant. The newly added purchased assets were previously financed under the Company’s repurchase facilities with Citibank, N.A. and Morgan Stanley Bank, N.A.

The foregoing description of the Facility Amendments do not purport to be complete and is qualified in its entirety by reference to the full text of the Facility Amendments, which are filed herewith as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*
Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Amended and Restated Fee Letter, dated as of September 30, 2026, between GP Commercial JPM LLC and JPMorgan Chase Bank, National Association, and acknowledged and agreed to by Granite Point Mortgage Trust Inc.

10.2	Letter Amendment to Second Amended and Restated Guarantee Agreement, effective September 30, 2026, between Granite Point Mortgage Trust Inc. and JPMorgan Chase Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary

Date: October 5, 2026